Impairment of non-financial assets	12 Months Ended
Dec. 31, 2024
Impairment of non-financial assets
Impairment of non-financial assets

14.Impairment of non-financial assets

The Group evaluates whether there is any indication of impairment for an asset on the relevant reporting date. If such an indication exists, the asset’s recoverable amount is estimated. If the recoverable amount of the asset or any cash-generating unit (“CGU”) to which the asset belongs exceeds its carrying amount, no impairment loss is recognized.

As of 31 December 2024, and 2023, no indication of impairment was found in any CGU of the Group and no impairment test was performed. As explained at Note 3, the Company classified Ukrainian CGU as held-for-sale as of 31 December 2023. Prior to classification to assets held for sale, the Company performed an assessment and did not identify an indication of impairment for Ukrainian CGU.